Commitments	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Commitments

31.	Commitments

In the normal course of the business, the Company entered into long-term agreements with third parties, which mainly include purchase of, secondary materials, energy inputs, storage and industrialization services, among others to support its activities. In these agreements, the prices agreed may be fixed or to be fixed. These agreements contain termination clauses for non-compliance with essential obligations and the minimum contractually agreed is generally purchased and, for this reason, there are no liabilities recorded in addition to the amount that is recognized on an accrual basis. On December 31, 2023, firm purchase commitments totaled R$5,023,227.